Exhibit 10.96

OMNIBUS AMENDMENT AGREEMENT

THIS OMNIBUS AMENDMENT AGREEMENT (this “Amendment”) is made and entered into effective as of February 29, 2008, by and among LAURUS MASTER FUND, LTD. (“Laurus”), KALLINA CORPORATION, a Delaware corporation (“Kallina”), VALENS U.S. SPV I, LLC, a Delaware corporation (“Valens U.S.”), VALENS OFFSHORE SPV I, LTD, a Cayman Islands company (“Valens Offshore I”), VALENS OFFSHORE SPV II, CORP., a Delaware corporation (“Valens Offshore II”), PSOURCE STRUCTURED DEBT LIMITED, a Guernsey limited liability closed-ended company (“Psource” and together with Laurus, Kallina, Valens U.S., Valens Offshore I and Valens Offshore II, the “Lenders”) and APPLIED DIGITAL SOLUTIONS, INC., a Delaware corporation (the “Company”).

WHEREAS, certain of the Lenders and the Company are parties to that certain Securities Purchase Agreement and the Related Agreements (as such term is defined in such Securities Purchase Agreement) all of which are dated as of August 24, 2006 (collectively, as amended, restated, modified and/or supplemented to date, the “2006 Agreements”); and

WHEREAS, certain of the Lenders and the Company are parties to that certain Securities Purchase Agreement and the Related Agreements (as such term is defined in such Securities Purchase Agreement), all of which are dated as of August 31, 2007 (collectively, as amended, restated, modified and/or supplemented to date, the “2007 Agreements”); and

WHEREAS, the Lenders and the Company are parties to that certain Omnibus Amendment and Waiver dated as of October 31, 2007 (“Omnibus Amendment”, and together with the 2006 Agreements and the 2007 Agreements, the “Transaction Documents”), which amends the 2006 Agreements and 2007 Agreements. Capitalized terms used herein without definition shall have the meaning ascribed thereto in the Omnibus Amendment; and

WHEREAS, on the date hereof, the Company is making a prepayment to the Lenders in the amount of $3,000,000 to be applied ratably against the 2006 Note and the 2007 Note (the “$3,000,000 Prepayment”); and

WHEREAS, the Company has requested that the Lenders acknowledge that the $3,000,000 Prepayment be credited against the $6,000,000 required to be paid by the Company as a condition to certain agreements of the Lenders set forth in Paragraph 5 of the Omnibus Amendment and the Lenders have agreed to do so on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto do hereby agree as follows:

1. Provided the $3,000,000 Prepayment is made to the Lenders in good cleared funds prior to 5:00 PM Eastern Standard Time on the date hereof, the Lenders acknowledge and agree that such amount shall be credited against the amount of $6,000,000 required to be paid by the Company pursuant to clause (ii) of paragraph 5 of the Omnibus Amendment thereby reducing such requirement henceforth to $3,000,000.

2. This Amendment and the Lenders’ agreements set forth herein shall be effective as of the date first above written on the date when the Company and each Lender shall have executed, and the Company shall have delivered to the Lenders, its respective counterpart to this Amendment.

3. Except as specifically set forth in this Amendment, there are no other amendments, modifications or waivers to the Omnibus Amendment, and all of the other terms and provisions of the Omnibus Amendment remain in full force and effect.

4. The Company represents and warrants to the Lenders that, as of the date hereof, there is no Event of Default under and as defined in any of the Transaction Documents.

5. This Amendment shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and their respective successors and permitted assigns. THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.

[The remainder of this page has been left intentionally blank. Signature page follows.]

IN WITNESS WHEREOF, the Lenders and the Company have executed and delivered this Amendment and Conditional Consent as of the date first above written.

LAURUS MASTER FUND, LTD.

By: LAURUS CAPITAL MANAGEMENT, LLC
Its: Investment Manager

By: /s/ Scott Bluestein

Name: Scott Bluestein
Title: Authorized Signatory

KALLINA CORPORATION

By: LAURUS CAPITAL MANAGEMENT, LLC
Its: Investment Manager

By: /s/ Scott Bluestein

Name: Scott Bluestein
Title: Authorized Signatory

VALENS U.S. SPV I, LLC

By: VALENS CAPITAL MANAGEMENT, LLC
Its: Investment Manager

By: /s/ Scott Bluestein

Name: Scott Bluestein
Title: Authorized Signatory

VALENS OFFSHORE SPV I, LTD

By: VALENS CAPITAL MANAGEMENT, LLC
Its: Investment Manager

By: /s/ Scott Bluestein

Name: Scott Bluestein
Title: Authorized Signatory

VALENS OFFSHORE SPV II, CORP.

By: VALENS CAPITAL MANAGEMENT, LLC
Its: Investment Manager

By: /s/ Scott Bluestein

Name: Scott Bluestein
Title: Authorized Signatory

PSOURCE STRUCTURED DEBT LIMITED

By: LAURUS CAPITAL MANAGEMENT, LLC
Its: Investment Manager

By: /s/ Scott Bluestein

Name: Scott Bluestein
Title: Authorized Signatory

APPLIED DIGITAL SOLUTIONS, INC.

By: /s/ Patricia Petersen

Name: Patricia Petersen
Title: Assistant Secretary

4